Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 05/27/08
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Raymond Strawn
St. Paul, MN 55107
Wells Fargo
www.usbank.com/abs
raymond.strawn@wellsfargo.com
310,132.86 15,085,343.00 15,170,673.02 310,132.86 0.00 0.00
Certificate
n/a 0.000000% 0.00
Ending
Factors per Thousand
Certificate
Rate
Class
Factors per Thousand
3.185000%
A-2
A-1
92975QAA8
92975QAB6 4.136250%
Cusip
94.17903096
Original
Certificate
Balance
1,000,000,000.00
0.34626490
Distribution Summary
100,000,000.00
Beginning
Certificate
Balance
94,179,030.97
94.17903097
9,417,903.10
4.31257266
431,257.27
Interest
266,631.30
0.26663130
34,626.49
4.31257266
Unpaid
Principal
Amount
0.00
0.00
Principal
4,312,572.66
Total
Distribution
4,579,203.96
4.57920396
4.65883756
Balance
89.86645831
8,986,645.83
89.86645830
Certificate
89,866,458.31
1,100,000,000.00
103,596,934.07
611,390.65
4,743,829.93
0.00
5,355,220.58
98,853,104.14
465,883.76
- Page 1 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 05/27/08
* The Rapid Amortization Tranche does not affect the bond distribution.
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Raymond Strawn
St. Paul, MN 55107
Wells Fargo
www.usbank.com/abs
raymond.strawn@wellsfargo.com
0.00
33,418,277.69
-1,737,514.62
2,953,489.89
0.00
1,215,975.27
34,634,252.96
34,634,252.96
Balance
Excluded*
n/a n/a 0.00 33,418,277.69 -1,737,514.62 2,953,489.89 0.00 1,215,975.27
Ending
Tranche
Cusip
Rate
Balance
Balance
Payments
Draws
Losses
Distribution
Amortization
Original
Beginning
Total
Excluded Balance
Rapid
- Page 2 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 05/27/08
Bond Interest Information
Type of
Certificate
LIBOR
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated September 25, 2002
- - - -
n/a
n/a
Class
S & P
Fitch
Original Rating* Original Rating*
Original Rating
A-1
A-2
Certificate n/a
Moody's
Margin
0.29000%
Accrual
0.00000%
Aaa AAA
Aaa AAA
- -
Cusip
92975QAA8
92975QAB6
2.89500%
4.13625%
Period
32/360
32/360
- Page 3 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 05/27/08
Bond Interest Information
Class
A-2
266,631.30 A-1
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
Interest Due
Interest Carryforward
Interest Carryforward
92975QAA8 0.00 0.00
92975QAB6 34,626.49 0.00 0.00
0.00
0.00
- Page 4 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 05/27/08
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Account
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
Collection Activity
4,743,829.93
0.00
0.00
673,826.77
673,826.77
0.00
0.00
0.00
0.00
0.00
4,743,829.93
5,417,656.70
0.00
0.00
0.00
0.00
- Page 5 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 05/27/08
Periodic Information
Beginning Collateral Balance
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Net WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Original Information
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Information
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
3,173,131.82
118,767,607.09
113,938,447.14
85,330.02
Collateral Information
15,170,673.02
15,085,343.00
0.00
85,330.02
-
-
6,724,582.55
1,100,011,119.68
22,971
4.407%
233
13.730%
158
75
38.685%
- Page 6 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 05/27/08
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Account
Ending Balance
Additional Account Activity
0.00
0.00
0.00
0.00
0.00
0.00
- Page 7 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 05/27/08
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
#
$
1,238,148.50
$
%
$
#
#
25 1,656,279.45
65
24
7
Delinquency Information
1.048%
628,748.11
327,536.62
250,807.13
7
4
4
19
431,072.55
1,193,689.42
4,070,002.33
%
1.087%
3.572%
0.552%
0.287%
0.220%
0.378%
30,893.13 2
%
1.454%
0.027%
- Page 8 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 05/27/08
Fees
Servicing Fee 3 Largest Mortgage Loan Balances
Enhancer Premium Additional Balances created during the first
Indenture Trustee Expenses Rapid Amortization Period
Broker Dealer Expenses Additional Balance Increase Amount payable
Auction Agent Expenses
to Certificateholders
Additional Balance Increase Amount payable
Total Fees
from Principal Collections
Condition 1 in effect?
Condition 2 in effect?
Condition 3 in effect?
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Liquidation Loss Amount %
Revolving (Yes / No) Net Excess Spread % - Current
Managed Amortization (Yes / No) Net Excess Spread % - 2 mth avg
Rapid Amortization (Yes / No)
Net Excess Spread % - 3 mth avg
Percentage Interest Class A-1
Percentage Interest Class A-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
9.1%
Yes
Yes
10.459%
11.202%
11.751%
90.9%
Additional Reporting Items
0.00
0.288%
Amortization Period
49,486.50
12,949.62
0.00
0.00
0.00
62,436.12
No
No
Yes
Additional Information
3,303,107.71
0.00
0.00
Yes
0.00
No
No
0.00
0.00
- Page 9 -